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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 2002


                           SALIX PHARMACEUTICALS, LTD.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         000-23265                                       94-3267443
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   (Commission file Number)                        (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                           Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------

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Item 5. Other Events

          Emerald Asset Management, Inc. issued a press release on January 29, 2002 to announce that Salix Pharmaceuticals will be presenting at the Ninth Annual Emerald Groundhog Day Investment Forum, scheduled for Tuesday, February 5, 2002 at the Wyndham Franklin Plaza Hotel in Philadelphia. Emerald will provide an audio feed of the entire Forum via their Internet website at www.teamerald.com. In addition, Salix's presentation will be broadcast live and
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will be available for replay following the Forum. For broadcast and replay information, contact the Emerald Internet website at www.teamerald.com.
                                                     -----------------








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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALIX PHARMACEUTICALS, LTD.


Date: January 29, 2002                  By:  /s/ Adam C. Derbyshire
                                             ----------------------
                                             Adam C. Derbyshire
                                             Vice President and Chief Financial
                                             Officer